UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2013

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

16941 Keegan Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

(310) 735-0092

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 10, 2013, U.S. Auto Parts Network, Inc. (the “Company”) notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Company’s Board of Directors was no longer comprised of a majority of independent directors as required by Nasdaq Listing Rule 5605(b)(1). As reported by the Company in a Current Report on Form 8-K filed on February 22, 2013, Ellen F. Siminoff elected not to stand for re-election when her term as a Class I director expired at the Company’s 2013 Annual Meeting of Stockholders held on July 9, 2013 (the “Annual Meeting”). Of the Company’s remaining six directors, the Company’s Board of Directors has determined that three qualify as independent directors under applicable Nasdaq Listing Rules.

The Company intends to regain compliance with the requirement that its Board of Directors have a majority of independent directors prior to the expiration of the cure period provided pursuant to Nasdaq Listing Rule 5605(b)(1)(A). The Company is currently conducting a director search in the exercise of due care for a new candidate as soon as practicable.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 9, 2013, the Company held the Annual Meeting. A total of 37,359,439 shares of the Company’s common stock and series A convertible preferred stock were entitled to vote as of May 22, 2013, the record date for the Annual Meeting. There were 33,685,917 shares present in person or by proxy at the Annual Meeting, at which the Company’s stockholders were asked to vote on three proposals. The proposals are described in more detail in the Company’s definitive proxy statement dated May 30, 2013 for the Annual Meeting. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Director

The stockholders elected Shane Evangelist for Class I director to serve a three-year term, until the Company’s 2016 Annual Meeting of Stockholders, or until his successor is elected and qualified. The results of the vote were as follows:

For	Withheld	Broker Non-Votes
18,423,382	7,112,920	8,149,615

Proposal No. 2 – Ratification of the Selection of Independent Auditors

The stockholders voted to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2013. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
31,427,150	594,352	1,664,415	—

Proposal No. 3 – Approve a Proposed Stock Exchange Program

The stockholders voted to approve the exchange of certain outstanding stock options held by certain of the Company’s employees, including the Company’s executive officers. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
17,253,981	6,481,463	1,800,858	8,149,615

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Auto Parts Network, Inc.

Dated: July 10, 2013	By:	/s/ Bryan P. Stevenson
	Name:	Bryan P. Stevenson
	Title:	VP, General Counsel